                                                                    EXHIBIT 24.1
                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Russell M. Medford and Mark P.
Colonnese, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of AtheroGenics, Inc. for the fiscal year ended December 31, 2002, and any and all amendments thereto, and other documents in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-facts and agents or any of them, or their or his substitute or substitutes, may lawfully do or casue to be done by virtue hereof.

         This power of attorney may be executed in multiple counterparts, each of which shall be deemed an original or a facsimile or photocopy of an original, and all of which together shall constitute one and the same power of attorney.

         This 28th day of March, 2003.

                                             /s/ MICHAEL A. HENOS
                                             -------------------------
                                             Michael A. Henos


                                             /s/ R. WAYNE ALEXANDER
                                             -------------------------
                                             R. Wayne Alexander


                                             /s/ DAVID BEARMAN
                                             -------------------------
                                             David Bearman


                                             /s/ VAUGHN D. BRYSON
                                             -------------------------
                                             Vaughn D. Bryson


                                             /s/ T. FORCHT DAGI
                                             -------------------------
                                             T. Forcht Dagi


                                             /s/ ARTHUR M. PAPPAS
                                             -------------------------
                                             Arthur M. Pappas

                                             /s/ WILLIAM A. SCOTT
                                             -------------------------
                                             William A. Scott


                                             /s/ STEPHEN G. SUDOVAR
                                             -------------------------
                                             Stephen G. Sudovar